Sonesta Beach Resort Key Biscayne
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[LOGO]


February 9, 1997



Mr. Mounir Ghabbour
Chairman Sakkara Hotels
SAKKARA HOTELS
21, Abdel Khalek Sarwat Street
Cairo, Egypt

Dear Mr. Ghabbour,

We confirm our agreement to give your company a loan in the amount of $1,000,000.00 US (One Million US dollars), interest free, to be reembursed $330,000.00 US (Three hundred thirty thousand US dollars) yearly in (3) three installments, the first installment to be paid March 1, 1998. Adjustments for the balance of the installments will be at the end of the third year.



Agreed:                                         Accepted:


/s/                                       /s/
--------------------------------          -----------------------------
Roger Sonnabend                           Mounir Ghabbour
CEO Sonesta International Hotels          Chairman Sakkara Hotels







350 Ocean Drive, Key Biscayne, Florida  33149
Telephone (305) 361-2021  Telex 519303   Fax (305) 361-3096